                                               (File Nos. 33-49570 and 811-6742)
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]
Check the appropriate box:
     [X]  Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(3)(2))
     [ ]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  MONARCH FUNDS
                (Name of Registrant as Specified in its Charter)

                         BOARD OF TRUSTEES OF REGISTRANT
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required
     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
          11

          1)   Title of each class of securities to which transaction applies:

               -------------------------
          2)   Aggregate number of securities to which transaction applies:

               -------------------------
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          4)   Proposed maximum aggregate value of transaction:

               -------------------------
          5)   Total fee paid:

               -------------------------

     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

               -------------------------
          2)   Form, Schedule or Registration Statement No.:

               -------------------------
          3)   Filing Party:

               -------------------------
          4)   Date Filed:

               -------------------------

                                                                     PRELIMINARY

MONARCH FUNDS
--------------------------------------------------------------------------------
TREASURY CASH FUND
GOVERNMENT CASH FUND
CASH FUND


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 27, 1996
--------------------------------------------------------------------------------


Dear Shareholders:

Notice is hereby given that a Special Meeting of Shareholders of Treasury Cash Fund, Government Cash Fund and Cash Fund (each a "Fund" and collectively the "Funds"), the three series of Monarch Funds (the "Trust"), will be held at the offices of Forum Financial Services, Inc., the Trust's manager and distributor, at Two Portland Square, Portland, Maine 04101, on Friday, December 27, 1996 at 10:00 a.m. Eastern time, for the following purpose:

     1. To approve an amendment to the Investment Advisory Agreements between each of Treasury Cash Portfolio, Government Cash Portfolio and Cash Portfolio and Linden Asset Management, Inc. to increase the investment advisory fee; and

     2. To transact such other business as may properly come before the meeting.

The Proposal is discussed more fully in the attached Proxy Statement.

You are entitled to vote at the meeting and any adjournment thereof if you owned shares of any of the Funds at the close of business on November 22, 1996. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card(s) in the enclosed postage paid envelope.

                                   By order of the Board of Trustees,



                                   David I. Goldstein
                                   Secretary


Portland, Maine
November [ ], 1996



--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S), DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.
--------------------------------------------------------------------------------

                                                                     PRELIMINARY

MONARCH FUNDS
--------------------------------------------------------------------------------
TREASURY CASH FUND
GOVERNMENT CASH FUND
CASH FUND


                                 PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 27, 1996
--------------------------------------------------------------------------------


INTRODUCTORY MATTERS

This is a proxy statement for Monarch Funds (the "Trust"), a registered open-end management investment company that currently has three series of shares outstanding: Treasury Cash Fund, Government Cash Fund and Cash Fund (each a "Fund" and collectively the "Funds"). This proxy statement is being furnished to the shareholders of the Funds in connection with the Board of Trustees' (the "Board") solicitation of proxies to be used at a special meeting of shareholders of the Funds to be held on December 27, 1996 or any adjournment or adjournments thereof (the "Meeting"). This proxy statement will first be mailed to
shareholders on or about November [   ], 1996.

The proposal discussed in this Proxy Statement relates separately to each of the Funds and shareholders of each Fund will vote separately on each Proposal. The record date to determine shareholders eligible to vote at the meeting is November 22, 1996. Shareholders on the record date (hereafter "Shareholders") will be entitled to one vote for each share held on that date.

One third of the shares of a Fund outstanding on the record date, represented in person or by proxy, must be present to form a quorum for the transaction of business at the Meeting for that Fund. In the event that a quorum for a Fund is present at the meeting but sufficient votes to approve the proposal for that Fund are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares of the Fund represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote for any such proposal FOR such adjournment and will vote those proxies required to be voted against any such proposal against such adjournment. A shareholder vote may be taken on any proposal in this proxy statement prior to adjournment if sufficient votes have been received and it is otherwise appropriate.

The persons named as proxies on the enclosed proxy card(s) will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed. If you give no voting instructions, your shares will be voted in favor of the proposal described in this proxy statement. The proxy card may be revoked by giving another proxy, by letter or telegram revoking your proxy received by the Trust prior to the meeting, or by appearing and voting at the meeting.

Abstentions and broker non-votes will be counted as shares present for determining whether a quorum is present but will not be counted for or against any adjournment. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment. Abstentions and broker non-votes will also not be counted as votes cast for the purpose of determining whether sufficient votes have been received to approve a proposal. Broker non-votes are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

The solicitation of proxies, the cost of which will be borne by the Trust, will be made primarily by mail but also may include telephone or oral communications by regular employees of Forum Financial Services, Inc., the Trust's manager and distributor, or its affiliates. These persons will not receive any compensation from the Trust for their solicitation efforts.

The Trust will furnish to each person to whom the Proxy Statement is delivered, a copy of the Trust's latest annual report to shareholders upon request without charge.

MASTER FEEDER ARANGEMENT

Under a structure commonly referred to as "master-feeder," each of Treasury Cash Fund, Government Cash Fund and Cash Fund invests all of its investable assets in Treasury Cash Portfolio, Government Cash Portfolio and Cash Portfolio (each a "Portfolio" and collectively the "Portfolios"), respectively. These three portfolios are separate series of Core Trust (Delaware) ("Core Trust"), itself a registered open-end management investment company. Each Portfolio directly acquires securities and its corresponding Fund (as well as other investors in the Portfolio) acquires an indirect interest in those securities. Under this structure, investment advisory services are rendered to the Portfolios and not the Funds, but shareholders of the Funds are afforded the same rights to vote on the investment advisory agreements of the Portfolio as they would have if the Funds invested directly in portfolio securities.

The Board is proposing for shareholder approval an amendment to the investment advisory agreements (the "Advisory Agreements") between Core Trust and Linden Asset Management, Inc. ("Linden") with respect to each Portfolio. The amendment would increase the advisory fee payable to Linden by each Portfolio. In order for a Portfolio's investment advisory fee to be increased, a "majority of the interests in the Portfolio" must approve the increase. For this purpose a "majority of the interests in the Portfolio" requires the affirmative vote of the lesser of (i) more than 50% of the outstanding interests of the Portfolio or
(ii) 67% of the interests of the Portfolio present or represented at an interestholders meeting at which the holders of more than 50% of the outstanding interests of the Portfolio are present or represented. The Portfolios and, to the best of the Trust's knowledge, all other investment company interestholders in the Portfolios, will have a shareholders meeting on or about the same date as the Meeting.

Under the master-feeder structure, on behalf of each Fund as an interestholder in the Portfolios, at the meeting of interestholders of the Portfolio the Board will vote the Fund's interest in the same proportion as Shareholders cast their votes at the Meeting. For example, as of the record date Cash Fund owned ____% of the outstanding interests in Cash Portfolio (Daily Assets Cash Fund, a separate series of Forum Funds, a registered open-end management investment company, owns the other ___% in Cash Portfolio). If, at the Meeting, 60% of the votes cast by Cash Fund Shareholders are for Proposal 1, the Board will vote 60% of Cash Fund's interest in Cash Portfolio for the investment advisory agreement amendment. As of the record date, Treasury Cash Fund and Government Cash Fund owned substantially all of the outstanding interests of Treasury Cash Portfolio and Government Cash Portfolio, respectively.

PROPOSAL 1 - APPROVAL OF AN AMENDMENT TO THE INVESTMENT
             ADVISORY AGREEMENT

If this Proposal is approved, as described below, the Portfolios investment advisory fees will be increased to 0.06% of the first $200 million of total average daily net assets of the three Portfolios ("Total Portfolio Assets"), 0.04% of the next $300 million of Total Portfolio Assets, and 0.03% of the remaining Total Fund Assets. Currently, the Portfolios incur investment advisory fees of 0.05% of the first $200 million of Total Portfolio Assets, 0.03% of the next $300 million of Total Portfolio Assets, and 0.02% of the remaining Total Portfolio Assets.


CURRENT TERMS OF THE ADVISORY AGREEMENTS

Under the Advisory Agreements, Linden, at its own expense and subject to the control of the Board of Trustees of Core Trust (the "Core Board") manages the Portfolios' investments. In this regard, it is the responsibility of Linden to continuously provide the Portfolios with investment management, including investment research, advice and supervision, to determine which securities shall be purchased or sold by the Portfolios, and to make purchases and sales of securities on behalf of the Portfolios. The Portfolios are currently the only advisory accounts of Linden.

The Advisory Agreements between Core Trust and Linden with respect to the Portfolios, were initially approved by the Core Board on August 30, 1995 and are dated September 1, 1996. The Advisory Agreements with respect to the Portfolios continue in effect for successive twelve-month periods with respect to the Portfolio; provided that the continuance is specifically approved at least annually (i) by the Core Board or by vote of a majority of the outstanding voting interests of the Portfolio, and in either case, (ii) by a majority of Core Trust's trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as trustees of Core Trust). If an Advisory Agreement or the continuation of an Advisory Agreement is not approved as to a Portfolio, Linden may continue to render that Portfolio the services described in the Advisory Agreement. Continuance of the Advisory Agreements in their present form was most recently approved by the Core Board at a meeting held on September 27, 1996. The Shareholders of the Funds approved the Advisory Agreements on November 1, 1994 as part of their approval of the Funds restructuring into master-feeder arrangements. The Advisory Agreements are terminable without penalty (i) by the Core Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to Linden or (ii) by Linden on 60 days' written notice to Core Trust. An Advisory Agreement will automatically terminate in the event of its assignment.

On September 1, 1995 each Fund converted to a master-feeder structure by contributing all of its assets to its respective Portfolio. Linden provided investment advisory services to each Fund prior to that date and had been providing these services since each Fund's inception.

PROPOSED AMENDMENTS

For its investment advisory services, Linden currently receives from each Portfolio an advisory fee based upon the total average daily net assets of the three Portfolios ("Total Portfolio Assets") that is calculated on a cumulative basis as follows: 0.05% of the first $200 million of Total Portfolio Assets, 0.03% of the next $300 million of Total Portfolio Assets, and 0.02% of the remaining Total Portfolio Assets. Under the proposed amendment to the Advisory Agreements, the advisory fee rate for each Portfolio would be 0.06% of the first $200 million of Total Portfolio Assets, 0.04% of the next $300 million of Total Portfolio Assets, and 0.03% of the remaining Total Portfolio Assets. All advisory fees are paid to Linden monthly. The advisory fees paid to Linden for the Portfolio's fiscal year ended August 31, 1996, and the advisory fee that would have been paid to Linden for the same period had the proposed Advisory Agreement amendments been in place during the year are: Treasury Cash Portfolio; $12,930 and $16,770; Government Cash Portfolio; $156,552 and $202,679; and Cash Portfolio; $38,083 and $49,306. This represents an increase of 29% over the actual advisory fee paid during the year. The proposed amendments would change Section 7 of the Investment Advisory Agreement attached hereto as Exhibit A.

COMPARATIVE FEE TABLE (UNIVERSAL SHARES)

The following table shows, for the Funds' fiscal year ended August 31, 1996, the operating expenses of the Funds (Universal Shares) and the pro forma operating expenses of the Fund assuming the proposed amendments to the Advisory Agreements had been in effect throughout the year. Because the Funds' management voluntarily capped each Fund's expense ratio at the amount set forth on the "Total Operating Expenses" line, the increase in advisory fees would have had no effect on the Funds' total operating expenses. The purpose of the table and example that follows is to assist investors in understanding the various costs and expenses of investing in Universal Shares of the Funds (as of the date hereof, no Universal Shares of Treasury Cash Fund were outstanding).

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)(1)

                                                     Government
                                                     Cash Fund                     Cash Fund
                                                     ---------                     ---------
                                                 Actual      Pro Forma         Actual      Pro Forma
                                                 ------      ---------         ------      ---------
Management Fees(2)                                  9%            9%              7%            8%
Other Expenses                                     10%            0%             20%           19%
                                                   ---           ---             ---           ---
Total Operating Expenses                           19%           19%             27%           27%

(1) All information is net of applicable waivers and reimbursements and includes the Fund's pro rata portion of the expenses of its corresponding Portfolio. Absent expense reimbursements and fee waivers, the actual and pro forma expenses of (i) GOVERNMENT CASH FUND would be: Management Fees; 13.4% (actual) and 14.4% (pro forma); Other Expenses; 14.2% (actual) and 13.2% (pro forma); and Total Operating Expenses, 27.6% (actual) and 27.6% (pro forma); and (ii) CASH FUND would be: Management Fees; 13.4% (actual) and 14.4% (pro forma); Other Expenses; 29.2% (actual) and 28.2% (pro forma); and Total Operating Expenses, 42.6% (actual) and 42.6% (pro forma).

(2)  Includes all advisory, management and administration fees.

EXAMPLE

The following illustrates the expenses an investor would pay on a $1,000 investment in Universal Shares under the existing and proposed fees and the expenses stated above, assuming a 5% annual return, reinvestment of all distributions and redemption at the end of each time period:

                                                 1 Year        3 Years        5 Years       10 Years
                                                 ------        -------        -------       --------
Actual and Pro Forma
  Government Cash Fund                             $2             $6             $11           $24
  Cash Fund                                        $3             $9             $15           $34

THE EXAMPLE SHOULD NOT BE CONSIDERED A PRESENTATION OF PAST OR FUTURE EXPENSES OF THE PORTFOLIOS. ACTUAL EXPENSES MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

COMPARATIVE FEE TABLE (INSTITUTIONAL SHARES)

The following table shows, for the Funds' fiscal year ended August 31, 1996, the operating expenses of the Funds (Institutional Shares) and the pro forma operating expenses of the Fund assuming the proposed amendments to the Advisory Agreements had been in effect throughout the year. Because the Funds' management voluntarily capped each Fund's expense ratio at the amount set forth on the "Total Operating Expenses" line, the increase in advisory fees would have had no effect on the Funds' total operating expenses. The purpose of the table and example that follows is to assist investors in understanding the various costs and expenses of investing in Institutional Shares of the Funds.

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)(1)

                                      Treasury                     Government
                                      Cash Fund                     Cash Fund                     Cash Fund
                                      ---------                     ---------                     ---------
                                  Actual      Pro Forma         Actual      Pro Forma         Actual      Pro Forma
                                  ------      ---------         ------      ---------         ------      ---------
Management Fees(2)                   7%            8%             13%           14%             12%           13%
Other Expenses                      38%           37%             44%           43%             44%           44%
                                    ---           ---             ---           ---             ---           ---
Total Operating Expenses            45%           45%             57%           57%             57%           57%

(1) All information is net of applicable waivers and reimbursements and includes the Fund's pro rata portion of the expenses of its corresponding Portfolio. Absent expense reimbursements and fee waivers, the actual and pro forma expenses of (i) TREASURY CASH FUND would be: Management Fees; 13.4% (actual) and 14.4% (pro forma); Other Expenses; 55.6% (actual) and 54.6% (pro forma); and Total Operating Expenses, 69.0% (actual) and 69.0% (pro forma); (ii) GOVERNMENT CASH FUND would be: Management Fees; 13.4% (actual) and 14.4% (pro forma); Other Expenses; 44.1% (actual) and 43.1% (pro forma); and Total Operating Expenses, 57.5% (actual) and 57.5% (pro forma); and (i) CASH FUND would be: Management Fees; 13.4% (actual) and 14.4% (pro forma); Other Expenses; 46.4% (actual) and 46.4% (pro forma); and Total Operating Expenses, 59.8% (actual) and 60.8% (pro forma).

(2)  Includes all advisory, management and administration fees.

EXAMPLE

The following illustrates the expenses an investor would pay on a $1,000 investment in Institutional Shares under the existing and proposed fees and the expenses stated above, assuming a 5% annual return, reinvestment of all distributions and redemption at the end of each time period:

                                  1 Year        3 Years        5 Years       10 Years
                                  ------        -------        -------       --------
Actual and Pro Forma
    Treasury Cash Fund               $5            $14            $25           $57
    Government Cash Fund             $6            $18            $32           $71
    Cash Fund                        $6            $18            $32           $71

THE EXAMPLE SHOULD NOT BE CONSIDERED A PRESENTATION OF PAST OR FUTURE EXPENSES OF THE PORTFOLIOS. ACTUAL EXPENSES MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

COMPARATIVE FEE TABLE (INVESTOR SHARES)

The following table shows, for the Funds' fiscal year ended August 31, 1996, the operating expenses of the Funds (Investor Shares) and the pro forma operating expenses of the Fund assuming the proposed amendments to the Advisory Agreements had been in effect throughout the year. Because the Funds' management voluntarily capped each Fund's expense ratio at the amount set forth on the "Total Operating Expenses" line, the increase in advisory fees would have had no effect on the Funds' total operating expenses. The purpose of the table and example that follows is to assist investors in understanding the various costs and expenses of investing in Investor Shares of the Funds (as of the date hereof, no Investor Shares of Government Cash Fund were outstanding).

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)(1)

                                        Treasury
                                       Cash Fund                          Cash Fund
                                       ---------                          ---------
Management Fees(2)                    4%        5%                      12%       13%
Rule 12b-1 Fees                       0%        0%                      0%        0%
Other Expenses                       79%       78%                      71%       70%
                                     ---       ---                      ---       ---
Total Operating Expenses             83%       83%                      83%       83%

(1) All information is net of applicable waivers and reimbursements and includes the Fund's pro rata portion of the expenses of its corresponding Portfolio. Absent expense reimbursements and fee waivers, the actual and pro forma expenses of (i) TREASURY CASH FUND would be: Management Fees; 13.4% (actual) and 14.4% (pro forma); Other Expenses; 119.2% (actual) and 118.2% (pro forma); and Total Operating Expenses, 132.6% (actual) and 132.6% (pro forma); and (ii) CASH FUND would be: Management Fees; 13.4% (actual) and 14.4% (pro forma); Other Expenses; 82.4% (actual) and 81.4% (pro forma); and Total Operating Expenses, 95.8% (actual) and 95.8% (pro forma).

(2)  Includes all advisory, management and administration fees.

EXAMPLE

The following illustrates the expenses an investor would pay on a $1,000 investment in Investor Shares under the existing and proposed fees and the expenses stated above, assuming a 5% annual return, reinvestment of all distributions and redemption at the end of each time period:

                                  1 Year        3 Years        5 Years       10 Years
                                  ------        -------        -------       --------
Actual and Pro Forma
    Treasury Cash Fund               $8            $26            $46           $103
    Cash Fund                        $8            $26            $46           $103

THE EXAMPLE SHOULD NOT BE CONSIDERED A PRESENTATION OF PAST OR FUTURE EXPENSES OF THE PORTFOLIOS. ACTUAL EXPENSES MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FACTORS CONSIDERED BY THE BOARDS OF TRUSTEES

The Core Board considered various matters in determining the reasonableness and fairness of the proposed increase in the advisory fee payable by Core Trust. The Board reviewed the same information in determining to submit this proposal to Shareholders.

In reaching its decision, the Core Board examined and weighed certain factors, including (i) the nature and quality of the services rendered and the results achieved by Linden in its management of the Portfolios (including investment performance comparisons with other mutual funds and certain indices); (ii) the payments received by Linden related to the Portfolios; (iii) the organizational capabilities and financial condition of Linden; (iv) an analysis of the proposed fee rate changes; (v) information concerning the Portfolios' expense ratios on both an existing and pro forma basis (see "Comparative Fee Table" above).

Certain of the factors addressed by the Core Board in reaching its determination are discussed in more detail below.

- PORTFOLIO PERFORMANCE. The Core Board considered the performance of the Portfolios as compared to the performance of securities indices and performance of other funds having comparable investment objectives and policies. The Board took into account the strong historical gross investment results of the Portfolios and, prior to their conversion to a master-feeder structure, the Funds.

- ACTUAL AND PRO FORMA ADVISORY FEES AND EXPENSES. The Core Board considered the effect of the proposed advisory fee increase on the Portfolios' fee rates and annual expense ratios (which include the advisory fee and all other operating expenses incurred by the Portfolios). The information set forth under "Comparative Fee Table" provides comparative data for the fiscal year ended August 31 1996, assuming that the proposed fee increase had been in effect throughout the year.

- COMPARISONS WITH OTHER FUNDS. The Core Board considered the advisory fees paid by other funds with similar investment objectives. The Board also compared the proposed operating expense ratio of the Portfolios with the ratios of those other investment companies.

- REGULATORY AND FINANCIAL PERFORMANCE OF LINDEN. The Core Board considered the fact that Linden's advisory fee is one of the lowest in the industry and that Linden has had limited profitability under the current fee structure. The Core Board also considered the history of the Security and Exchange Commission's routine examinations of the Trust and Linden and Linden's compliance record, as well as the increasing regulatory compliance burden being placed on money market fund managers.

After full consideration of the matter, the Core Board recommended that the Advisory Agreements be amended and that those amendments be submitted to all interestholders of the portfolios, including the Funds.

If approved by Shareholders at the Meeting, the proposed amendment to the Advisory Agreements and the Advisory Agreements as so amended will become effective as of January 1, 1997, and the amended Advisory Agreements will continue in from year to year thereafter if approved in the same manner as the Advisory Agreements in present form. If the amendment is not approved by Shareholders, the Advisory Agreements will continue in effect in their present form.

     THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL ONE


OTHER BUSINESS

Management knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy will be voted on such matters in accordance with the judgment of the persons designated in the proxy.

ADDITIONAL INFORMATION

ADVISERS, PRINCIPAL UNDERWRITER AND MANAGER

Linden serves as the investment adviser to each of the Portfolios and Forum Advisors, Inc. ("Forum Advisors") provides certain investment advisory services to each Portfolio at the request of Linden. Linden is wholly owned by Anthony Fischer, its president and sole director. Linden's and Mr. Fischer's principal business address is 812 North Linden Drive, Beverly Hills, California 90210. The principal business address of Forum Advisors and its affiliate, Forum Financial Services, Inc., as well as the Trust, is Two Portland Square, Portland, Maine 04101. Forum Financial Services, Inc. serves as the principal underwriter of each Fund, as the manager of the Trust and administrator of the Portfolios. For a further description of the services provided by and compensation paid to any of these persons, shareholders should refer to the Funds' prospectuses.

John Y. Keffer, Chairman and President of the Trust, and David I. Goldstein, Vice President and Secretary of the Trust, and are the only executive officers of the Trust. Mr. Goldstein is a Managing Director and Counsel of Forum Financial Services, Inc. Mr. Keffer is the president and director of Forum Financial Services, Inc., Forum Financial Corp., the Trust's transfer agent, and Forum Advisors. Messrs. Keffer and Goldstein also serve other investment companies, including Core Trust, in capacities similar to those they hold with the Trust. Their address is Two Portland Square, Portland, Maine 04101.

CERTAIN INFORMATION CONCERNING SHARE OWNERSHIP

As of [the record date], there were [             ] shares of the Trust
outstanding as follows: Treasury Cash Fund, _____ shares; Government Cash Fund, _____ shares; and Cash Fund, _____ shares. Also as of [the record date], the Trust believed the following persons beneficially owned five percent or more of the total outstanding shares of each Fund or the Trust. Management is not aware of any other person who owns of record or beneficially five percent or more of the shares of the Trust.
                                              Number of     Percent of
                                               Shares       Fund Shares
                                               ------       -----------

TREASURY CASH FUND


GOVERNMENT CASH FUND


CASH FUND


As of the record date, the Trustees and officers of the Trust, in the aggregate, owned less than one percent of the shares of the Trust. As of the record date, [no Trustee or officer of the Trust owned any Trust shares.]

SUBMISSION OF SHAREHOLDER PROPOSALS

Following the Meeting, it is anticipated that neither the Trust nor any of the Funds will hold any shareholder meetings except as required by Federal or Delaware state law. Shareholders wishing to submit proposals, including proposals to nominate persons for election as trustees, for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Secretary of the Trust, David I. Goldstein, in care of Forum Financial Services, Inc.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers and voting trustees and their nominees should advise the Vice President and Secretary of the Trust, David I. Goldstein, in care of Forum Financial Services, Inc., whether, with respect to shares of record held by them, other persons are beneficial owners of shares for which proxies are being solicited and if so, the number of copies of the Proxy Statement needed in order to supply copies to the beneficial owners of the shares.

   YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY

November [ ], 1996                 By order of the Board of Trustees,


                                   David I. Goldstein
                                   Secretary

                                                                     PRELIMINARY

                                    EXHIBIT A


                              CORE TRUST (DELAWARE)
                          INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made the 1st day of September, 1995 and amended this __ day of _____, 199__, between Core Trust (Delaware) (the "Trust"), a business trust organized under the laws of the State of Delaware with its principal place of business at Two Portland Square, Portland, Maine 04101, and Linden Asset Management, Inc. (the "Adviser"), a corporation organized under the laws of State of California with its principal place of business at 812 North Linden Drive, Beverly Hills, California 90210.

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the "Act") as an open-end management investment company and is authorized to issue interests (as defined in the Trust's Trust Instrument) in separate series; and

     WHEREAS, the Trust desires that Linden perform investment advisory services for Treasury Cash Portfolio, Government Cash Portfolio and Cash Portfolio (each a "Portfolio," and collectively the "Portfolios"), and Linden is willing to provide those services on the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     SECTION 1.  THE TRUST; DELIVERY OF DOCUMENTS

     The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Trust Instrument and Registration Statement filed with the Securities and Exchange Commission (the "Commission") under the Act, as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust's Board of Trustees (the "Board"). The Trust is currently authorized to issue eight series of interests and the Board is authorized to issue interests in any number of additional series. The Trust has delivered to Linden copies of the Trust's Trust Instrument and Registration Statement and will from time to time furnish Linden with any amendments thereof.

     SECTION 2.  INVESTMENT ADVISER; APPOINTMENT

     The Trust hereby employs Linden, subject to the direction and supervision of the Board, to manage the investment and reinvestment of the assets in each Portfolio and, without limiting the generality of the foregoing, to provide other services specified in Section 3 hereof.

     SECTION 3.  DUTIES OF THE ADVISER

     (a) The Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets in each Portfolio. To carry out such decisions, Linden is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Portfolios. In all purchases, sales and other transactions in securities for the Portfolios, Linden is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

     (b) The Adviser will report to the Board at each meeting thereof all changes in each Portfolio since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Portfolios and Linden, and on its own initiative, will furnish the Board from time to time with such information as Linden may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Portfolios' holdings, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Portfolios' maintain investments. The Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Portfolios as Linden may believe appropriate or as the Board reasonably may request.

     (c) In making purchases and sales of securities for the Portfolios, Linden will follow and comply with the policies set from time to time by the Board as well as the limitations imposed by the Trust's Trust Instrument and Registration Statement under the Act, the limitations in the Act and in the Internal Revenue Code of 1986, as amended, in respect of regulated investment companies and the investment objectives, policies and restrictions of the Portfolios.

     (d) The Adviser will from time to time employ or associate with such persons as Linden believes to be particularly qualified to assist in the execution of Linden's duties hereunder, the cost of performance of such duties to be borne and paid by Linden. No obligation may be incurred on the Trust's behalf in any such respect.

     (e) The Adviser shall either monitor the performance of brokers, dealers and other persons who introduce or execute purchases, sales and other transactions of securities and other investment assets of the Portfolios or select an introducing broker who shall, as part of its transaction charges, monitor such performance. Such persons may be affiliated with Linden, any investment subadviser or other affiliates of the Trust to the extent permitted by the Act.

     (f) The Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by Linden pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of Linden shall be the property of the Trust. The Trust, or the Trust's authorized representatives, shall have access to such books and records at all times during Linden's normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by Linden to the Trust or the Trust's authorized representatives.

     SECTION 4.  SUBADVISERS

     The Adviser may carry out any of its obligations under this Agreement by employing, subject to the Board's supervision, one or more persons who are registered as investment advisers pursuant to the Investment Advisers Act of 1940, as amended, (the "Advisers Act") or who are exempt from registration thereunder ("SubAdvisers"). Each SubAdviser's employment will be evidenced by a separate written agreement approved by the Trustees of the Trust and the interestholders of the applicable Portfolios. The Adviser shall not be liable for any act or omission of any SubAdviser except with respect to matters as to which Linden specifically assumes responsibility in writing.

     SECTION 5.  EXPENSES

     The Trust hereby confirms that the Trust shall be responsible and shall assume the obligation for payment of all the Trust's expenses, including: interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the Trust's custodian and transfer agent; telecommunications expenses; auditing, legal and compliance expenses; costs of the Trust's formation and maintaining its existence; costs of preparing the Trust's registration statement, account application forms and interestholder reports and delivering them to existing and prospective interestholders; costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts and of calculating the net asset value of interests in the Trust; costs of reproduction, stationery and supplies; compensation of the Trust's trustees, officers and employees and the costs of other personnel performing services for the Trust; costs of Trust meetings; registration fees and related expenses for registration with the Commission and the securities regulatory authorities of other countries in which the Trust's interests are sold; state securities law registration fees and related expenses; and fees and out-of-pocket expenses payable to Forum Financial Services, Inc. under any placement agent, management or similar agreement.

     SECTION 6.  STANDARD OF CARE

     (a) The Adviser shall give the Trust the benefit of its best judgment and efforts in rendering its services to the Trust and shall not be liable for error of judgment or mistake of law, for any loss arising out of any investment, or in any event whatsoever, provided that nothing herein shall be deemed to protect, or purport to protect, Linden against any liability to the Trust or to the security holders of the Trust to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of reckless disregard of its obligations and duties hereunder. No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or Linden, from liability in violation of Sections 17(h), 17(i) or 36(b) of the Act.

     (b) The Adviser shall not be held responsible for any loss incurred by reason of any act or omission of any dealer, broker or custodian; provided that such loss in not the result of Linden's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or the result of Linden's reckless disregard of its obligations and duties hereunder.

     (c) This Section shall survive the termination of this Agreement and shall be binding upon the Trust's and Linden's successors and personal representatives.

     SECTION 7.  COMPENSATION

     For the services provided by Linden pursuant to this Agreement, the Trust shall pay Linden, with respect to each of the Portfolios, a fee based upon the total average daily net assets of the Portfolios ("Total Portfolio Assets").
The Trust shall pay Linden a total fee of 0.06% for the first $200 million of Total Portfolio Assets, 0.04% of the next $300 million of Total Portfolio Assets, and 0.03% of the remaining Total Portfolio Assets. Such fees shall be accrued by the Trust daily with respect to each Portfolio in the proportion that Portfolio's average daily net assets bear to Total Portfolio Assets and shall be payable monthly in arrears on the first day of each calendar month. Upon the termination of this Agreement, the Trust shall pay to Linden such compensation as shall be payable prior to the effective date of such termination. The Adviser shall be paid a minimum annual fee of $50,000 for its services to the Trust with respect to the Portfolios. To the extent Linden has delegated its responsibilities with respect to a Portfolio to a SubAdviser, Linden shall pay the advisory fee to that SubAdviser.

     SECTION 8.  EFFECTIVENESS, DURATION AND TERMINATION

     (a) This Agreement shall become effective with respect to a Portfolio immediately upon approval by a majority of the outstanding voting interests of that Portfolio.

     (b) This Agreement shall remain in effect with respect to a Portfolio for a period of two years from the date of its effectiveness and shall continue in effect for successive twelve-month periods (computed from each anniversary date of the approval) with respect to the Portfolio; provided that such continuance is specifically approved at least annually (i) by the Board or by the vote of a majority of the outstanding voting interests of the Portfolio, and, in either case, (ii) by a majority of the Trust's trustees who are not parties to this Agreement or interested persons of any such party (other than as trustees of the Trust); provided further, however, that if this Agreement or the continuation of this Agreement is not approved as to a Portfolio, Linden may continue to render to that Portfolio the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder.

     (c) This Agreement may be terminated with respect to a Portfolio at any time, without the payment of any penalty, (i) by the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to Linden or (ii) by Linden on 60 days' written notice to the Trust. This agreement shall terminate upon assignment.

     SECTION 9.  ACTIVITIES OF THE ADVISER

     (a) Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict Linden's right, or the right of any of Linden's officers, directors or employees who may also be a trustee, officer or employee of the Trust, or persons otherwise affiliated persons of the Trust to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

     (b) The Adviser represents that it is currently registered, and will during the entire period this Agreement is in effect be registered, as an investment adviser under Lindens Act.

     SECTION 10.  LIMITATION OF INTERESTHOLDER AND TRUSTEE LIABILITY

     The Trustees of the Trust and the interestholders of each Portfolio shall not be liable for any obligations of the Trust or of the Portfolios under this Agreement, and Linden agrees that, in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Trust or the Portfolio to which Linden's rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the interestholders of the Portfolios.

     SECTION 11. NOTICE

     Any notice or other communication required to be given pursuant to this Agreement shall be in writing or by telex and shall be effective upon receipt. Notices and communications shall be given, if to the Trust, at:

          Two Portland Square
          Portland, Maine 04101
          Attention: Secretary

and if to Linden at:

          812 North Linden Drive
          Beverly Hills, California 90210
          Attention: President

     SECTION 12.  MISCELLANEOUS

     (a) No provisions of this Agreement may be amended or modified in any manner except by a written agreement properly authorized and executed by both parties hereto and, if required by the Act, by a vote of a majority of the outstanding voting interests of the Portfolios thereby affected. No amendment to this Agreement or the termination of this Agreement with respect to a Portfolio shall effect this Agreement as it pertains to any other Portfolio.

     (b) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Advisory Agreement did not contain the particular part, term or provision held to be illegal or invalid.

     (c) This Agreement may be executed by the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     (d) Section headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

     (e) This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Delaware.

     (f) The terms "vote of a majority of the outstanding voting interests," "interested person," "affiliated person" and "assignment" shall have the meanings ascribed thereto in the Act to the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment," respectively.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                   CORE TRUST (DELAWARE)


                                   ------------------------------
                                   John Y. Keffer
                                    President

                                   LINDEN ASSET MANAGEMENT, INC.


                                   ------------------------------
                                   Anthony R. Fischer, Jr.
                                    President

                                                                  PRELIMINARY

MONARCH FUNDS
-------------------------------------------------------------------------------

TREASURY CASH FUND
GOVERNMENT CASH FUND
CASH FUND


                                     PROXY
           SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 27,1996

-------------------------------------------------------------------------------

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned appoints David I. Goldstein and Richard C. Butt (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Treasury Cash Fund, Government Cash Fund and Cash Fund (the "Funds"), each a series of Monarch Funds (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Funds to be held at the offices of Forum Financial Services, Inc., the Trust's manager and distributor, at Two Portland Square, Portland, Maine 04101, on Friday, December 27, 1996 at 10:00 a.m. Eastern time, and at any adjournment or adjournments thereof.

      Proposal 1:

      To consider and act upon a proposal to approve an amendment to the Investment Advisory Agreements between each of Treasury Cash Portfolio, Government Cash Portfolio and Cash Portfolio and Linden Asset Management, Inc. to increase the investment advisory fee.

               For /  /          Against /  /      Abstain /  /

Receipt is acknowledged of the Proxy Statement for the Special Meeting of Shareholders to be held on December 27, 1996. (NOTE: Checking the box labeled ABSTAIN will result in the shares covered by the Proxy being treated as if they were voted AGAINST the proposal.)


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      Authorized Signature                                       Date

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      Printed Name (and Title if Applicable)

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      Authorized Signature (Joint Investor)                      Date

      ----------------------------------------------
      Printed Name (and Title if Applicable)